SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. __)

Filed by the Registrant      [X]

Filed by a Party other than the Registrant      [  ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

NATIONWIDE VARIABLE INSURANCE TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee  (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
1.	Title of each class of securities to which transaction applies:
2.	Aggregate number of securities to which transaction applies:
3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4.	Proposed maximum aggregate value of transaction:
5.	Total fee paid:
[ ]	Fee paid previously with preliminary proxy materials.
[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid: _______________________________________

	2)	Form, Schedule or Registration Statement No.: _______________________________________

	3)	Filing Party: _______________________________________

	4)	Date Filed: _______________________________________

NATIONWIDE VARIABLE INSURANCE TRUST

One Nationwide Plaza
Mail Code 5-02-210
Columbus, Ohio 43215
800-848-0920

NVIT J.P. MORGAN MOZAICSM MULTI-ASSET FUND

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held on: March 20, 2024

To the shareholders of the NVIT J.P. Morgan MozaicSM Multi-Asset Fund (the “Fund”), a series of Nationwide Variable Insurance Trust, a Delaware statutory trust (the “Trust”), and to the owners of variable life insurance policies or variable annuity contracts entitled to give voting instructions to the shareholders of the Fund:

NOTICE IS HEREBY GIVEN that the Trust will hold a Special Meeting of Shareholders (the “Meeting”) for the Fund, which will be held on March 20, 2024, at 9:00 a.m. Eastern Time, at 10 West Nationwide Boulevard, Columbus, Ohio 43215, for the following purposes:

1.	To approve the liquidation of the assets and dissolution of the Fund pursuant to the provisions of a Plan of Liquidation and Dissolution approved by the Board of Trustees of the Trust; and

2.	To vote on any other business that may properly come before the Meeting or any adjournment(s) thereof.

A copy of the form of the Plan of Liquidation and Dissolution, which more completely describes the transaction proposed, is attached as Exhibit A to the Proxy Statement.

Shareholders of record of the Fund as of the close of business of the New York Stock Exchange on December 8, 2023, are entitled to notice of and to vote at the Meeting and at any adjournment(s) or postponement(s) thereof.  Each share of the Fund is entitled to one vote, and each fractional share held is entitled to a proportional fractional vote, with respect to each matter presented at the Meeting.

The Fund issues and sells it shares to separate accounts of Nationwide Life Insurance Company, Nationwide Life and Annuity Insurance Company, Jefferson National Life Insurance Company and Jefferson National Life Insurance Company of New York (collectively, “Nationwide Life”), and certain other insurance companies (each, a “Participating Insurance Company” and collectively, the “Participating Insurance Companies”). The separate accounts hold shares of the Fund, which serve as investment allocation options under variable life insurance policies or variable annuity contracts (“Variable Contracts”) that are issued by Nationwide Life and other Participating Insurance Companies. As an owner of the assets held in the separate accounts, each of Nationwide Life and the other Participating Insurance Companies is a shareholder of the Fund and is entitled to vote its shares of the Fund. However, the Trust has been informed that each of Nationwide Life and the other Participating Insurance Companies vote outstanding shares of the Fund in accordance with the instructions received from the owners of the Variable Contracts (the “Contract Owners”). This Notice is expected to be delivered by Nationwide Life and the other Participating Insurance Companies to Contract Owners who do not invest directly in or hold shares of the Fund, but who, by virtue of their ownership of the contracts or policies, have a beneficial interest in the Fund as of the record date, so that, with respect to special meetings of shareholders, they may instruct Nationwide Life and the other Participating Insurance Companies, as applicable, how to vote the shares of the Fund underlying their contracts or policies.

Instead of attending and voting at the Meeting, you may choose to vote and return the Proxy Card (or voting instruction form) or vote by telephone or through the Internet.  Any vote cast by you, other than through attendance at the Meeting, must be duly and properly received by the Trust or its proxy solicitor by the date of the Meeting in order to be counted for the Meeting.  If you have returned the Proxy Card (or voting instruction form) or voted by telephone or through the Internet and are present at the Meeting, you may change the vote specified in the proxy at that time.  However, attendance at the Meeting, by itself, will not revoke a previously tendered proxy.  Whether or not you plan to attend the Meeting, please vote your shares by returning the Proxy Card (or voting instruction form) by mail in the enclosed postage-paid envelope provided or by voting by telephone or over the Internet.

The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournment(s) thereof.

If you would like more information or have any questions, please call the Trust at 800-848-0920. In addition, the Trust will furnish, without charge, a copy of the Trust’s most recent annual report and semi-annual report to shareholders of the Fund, upon request, which request may be made either by writing to the Trust at One Nationwide Plaza, Mail Code 5-02-210, Columbus, Ohio 43215 or by calling the Trust at 800-848-0920.

By Order of the Board of Trustees of the Trust,

Stephen R. Rimes
Secretary, Nationwide Variable Insurance Trust

January 24 , 2024

Your vote is important.  To secure the largest possible representation and to save the expense of further mailings, please mark your Proxy Card (or voting instruction form), sign it, and return it as soon as possible in the enclosed envelope, which requires no postage if mailed in the United States, or vote by telephone or over the Internet by following the instructions provided on the Proxy Card (or voting instruction form).   Please vote your proxy regardless of the number of shares owned.  You may revoke your proxy at any time at, or before, the Meeting or vote during the Meeting, as provided in the attached Proxy Statement.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE SHAREHOLDER MEETING TO BE HELD ON March 20, 2024

The Notice of Special Meeting of Shareholders and Proxy Statement
are available on the Internet at https://www.nationwide.com/personal/investing/mutual-funds/shareholder-news/.

NATIONWIDE VARIABLE INSURANCE TRUST
One Nationwide Plaza
Mail Code 5-02-210
Columbus, Ohio 43215
800-848-0920

PROXY MATERIALS

NVIT J.P. Morgan MozaicSM Multi-Asset Fund

To the shareholders of the NVIT J.P. Morgan MozaicSM Multi-Asset Fund (the, “Fund”), a series of Nationwide Variable Insurance Trust, a Delaware statutory trust (the “Trust”), and to the owners of variable life insurance policies or variable annuity contracts entitled to give voting instructions to the shareholders of the Fund:

A Special Meeting of the Shareholders of the Fund will be held at 10 West Nationwide Boulevard, Columbus, Ohio 43215 on March 20, 2024 at 9:00 a.m. Eastern Time (the “Meeting”). You are being asked to consider and approve the proposal (the “Proposal”) to liquidate and dissolve the Fund of which you are a shareholder pursuant to a Plan of Liquidation and Dissolution (the “Plan”). This package contains information about the Proposal, which includes the Notice of Meeting, Proxy Statement and Proxy Card (or voting instruction form) to be used for voting.

The Board of Trustees of the Trust (the “Board”), including the Trustees who are not considered to be “interested persons” of the Trust under the Investment Company Act of 1940, as amended, has unanimously approved the Proposal described in the following pages.  The Board recommends unanimously that you vote FOR the Proposal.  Whether or not you plan to attend the Meeting, please take a few minutes to read the enclosed materials and cast your vote promptly.  To cast your vote, simply complete the Proxy Card (or voting instruction form) enclosed in this package.  Be sure to sign and date the card before mailing it in the postage-paid envelope.  You also may vote your shares by telephone or over the Internet.  Simply call the toll-free number or visit the website indicated on your Proxy Card (or voting instruction form) and follow the recorded or online instructions.  Your vote is extremely important, no matter how large or small your holdings may be.  It is important that your vote be received by the date of the Meeting.

Shareholders and owners of variable life insurance policies or variable annuity contracts entitled to give voting instructions to the shareholders of the Fund who execute proxies may revoke them at any time before they are voted by filing a written notice of revocation with the Trust, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting.

If you have any questions before you vote, please call the Trust at 800-848-0920.  You also may receive a telephone call from the Fund’s proxy solicitor, Broadridge Financial Solutions, Inc., asking you to vote your shares.  Thank you in advance for considering this Proposal and for promptly returning your Proxy Card (or voting instruction form).

TELEPHONE AND INTERNET VOTING
For your convenience, you also may be able to vote by telephone or over the Internet, 24 hours a day.  If your account is eligible, separate instructions are enclosed.

Table of Contents

IMPORTANT SHAREHOLDER INFORMATION	6
Who is asking for my vote?	6
What proposal am I being asked to vote on?	6
Why am I being asked to vote on the liquidation and dissolution at this time?	6
What will happen to my investment if the Proposal is approved?	7
Will liquidating the Fund create tax consequences for shareholders?	7
What actions can Contract Owners take with respect to their investment in the Fund?	7
Has the Board approved the Proposal?	7
Who will pay the expenses of the Proposal?	7
How many votes am I entitled to cast?	8
How do I vote my shares?	8
How do I sign the Proxy Card/voting instruction form?	8
How can I find more information on the Proposal?	8

THE PROPOSAL: TO APPROVE THE LIQUIDATION AND DISSOLUTION OF THE FUND PURSUANT TO THE PLAN OF LIQUIDATION AND DISSOLUTION	9
Reasons for the Liquidation	10
Shareholder Options	11
Summary of the Plan of Liquidation and Dissolution	12
Effective Date of the Plan and Cessation of the Fund’s Activities as an Investment Company	12
Payments of Debts; Expenses of the Liquidation and Dissolution	12
Liquidating Distribution	12
Continued Operation of the Fund	12
General Income Tax Consequences	13
Powers of the Board	14

VOTING INFORMATION	14
Who is entitled to vote?	14
What constitutes a quorum?	14
What happens if a quorum is not present?	14
What vote is required to approve the Proposal?	15
What happens if shareholders of the Fund do not approve the Proposal?	15
How do I ensure my vote is accurately recorded?	15
How will the shareholder voting be handled?	15
May I revoke my proxy or voting instruction?	16
What other matters will be voted upon at the Meeting?	16
What other solicitations will be made?	16
Who will pay the expenses of the Proposal?	17
How do I submit a shareholder proposal?	17

PRINCIPAL HOLDERS OF SHARES AS OF RECORD DATE	17

MORE INFORMATION ABOUT THE TRUST	18
The Trust	18
The Adviser	18
Administration, Transfer Agency and Fund Accounting Services	18
Distributor	19
Custodian	19

EXHIBITS TO PROXY STATEMENT	20
EXHIBIT A	21

PLAN OF LIQUIDATION AND DISSOLUTION	21
Appendix A	24

PROXY CARD	24

IMPORTANT SHAREHOLDER INFORMATION
Following is a brief overview of the proposal to be voted upon at the Meeting by shareholders of the Fund; the owners of variable life insurance policies or variable annuity contracts (“Variable Contracts”) are entitled to give voting instructions to the shareholders of the Fund.  Your vote is important.  Please read the full text of the Proxy Statement, which you should retain for future reference.  If you need another copy of the Proxy Statement, please call the Trust at 800-848-0920 (toll-free).  We appreciate your decision to invest with the Trust and we look forward to helping you achieve your financial goals.

The Fund issues and sells its shares to separate accounts of Nationwide Life Insurance Company, Nationwide Life and Annuity Insurance Company, Jefferson National Life Insurance Company and Jefferson National Life Insurance Company of New York (collectively, “Nationwide Life”), and certain other insurance companies (each, a “Participating Insurance Company” and collectively, the “Participating Insurance Companies”). The separate accounts hold shares of the Fund, which serve as investment allocation options under the Variable Contracts that are issued by Nationwide Life and other Participating Insurance Companies. As an owner of the assets held in the separate accounts, each of Nationwide Life and the other Participating Insurance Companies is a shareholder of the Fund and is entitled to vote its shares of the Fund. However, the Trust has been informed that each of Nationwide Life and the other Participating Insurance Companies vote outstanding shares of the Fund in accordance with the instructions received from the owners of the Variable Contracts (the “Contract Owners”). For the limited purpose of this Proxy Statement, the terms “shareholder,” “you” and “your” refer to Variable Contract owners, as beneficial owners of Fund shares, and to Nationwide Life and the other Participating Insurance Companies as the direct owners of Fund shares, as well as any other direct shareholders of the Fund, unless the context otherwise requires.

Variable Contracts issued by Participating Insurance Companies may have different provisions with respect to the availability and method of redemptions and exchanges. Therefore, owners of Variable Contracts issued by Participating Insurance Companies other than Nationwide Life should contact their insurance company directly for details concerning liquidation and exchange options.

Who is asking for my vote?
The Board of Trustees (the “Board”) of Nationwide Variable Insurance Trust (the “Trust”) is requesting your vote at the Special Meeting of Shareholders (the “Meeting”) of NVIT J.P. Morgan MozaicSM Multi-Asset Fund (the “Fund”) to be held on March 20, 2024, or any adjournments thereof.

What proposal am I being asked to vote on?
You are being asked to consider and approve the proposal (the “Proposal”) to liquidate and dissolve the Fund of which you are a shareholder pursuant to a Plan of Liquidation and Dissolution (the “Plan”).

Why am I being asked to vote on the liquidation and dissolution at this time?
Based on the presentation and recommendation of Nationwide Fund Advisors, the investment adviser to the Fund, the Board, at its December 6, 2023 meeting, approved the Plan with respect to the Fund and determined that the liquidation and dissolution of the Fund was in the best interest of the Fund and its shareholders. The Board recommends that the shareholders of the Fund vote to approve the liquidation and dissolution of the Fund pursuant to the Plan. The various factors that the Board considered in making this determination are described in this Proxy Statement. This Proxy Statement is designed to give you information relating to the Proposal on which you will be asked to consider and vote.

What will happen to my investment if the Proposal is approved?
The Plan will become effective on the date on which the Fund’s shareholders approve it.  If the Fund’s shareholders approve the Proposal, the Fund will cease regular business as a mutual fund, except for the purposes of winding up the Fund’s business and affairs, preserving the value of its assets, and distributing its assets on a pro rata basis to the Fund’s remaining shareholders as soon as practicable after the Plan is approved by shareholders (the “Liquidation Date”).  The Liquidation Date is expected to occur on or around April 12, 2024. It also is expected that the liquidating distribution to the Fund’s shareholders will be made in cash. If you choose to do nothing and the shareholders of the Fund vote to approve the Plan, then as soon as reasonably practicable after the Liquidation Date, Nationwide Life Contract Owners will have the value of their liquidation proceeds (which includes any deductions due to the costs of the liquidation) reinvested in a money market fund sub-account that is available in the Variable Contract. Liquidation proceeds that are transferred within 30 days of the Liquidation Date from such money market fund will not be subject under the Variable Contracts to any sub-account transfer restrictions or limitation on sub-account transfers. The costs of liquidation are not expected to be significant.

Will liquidating the Fund create tax consequences for shareholders?
For federal income tax purposes, the Contract Owners are not the shareholders of the Fund.  Rather, Nationwide Life, Participating Insurance Companies and their separate accounts are the shareholders.  Provided that the Variable Contracts qualify to be treated as life insurance contracts or as annuity contracts under the applicable provisions of the Internal Revenue Code of 1986, as amended, the liquidation will not be a taxable event for Contract Owners.  Additionally, Nationwide Life, Participating Insurance Companies and their separate accounts should not incur any adverse tax consequences due to the Fund’s liquidation because of the tax-favored status of these shareholders.  You should, however, consult your financial or tax advisor for further information regarding the effect, if any, of the Fund’s liquidation in light of your own circumstances.

What actions can Contract Owners take with respect to their investment in the Fund?
Nationwide Life Contract Owners who have contract/policy assets allocated to a sub-account investing in the Fund may, immediately and at any time before the Liquidation Date, transfer those assets into another investment option available through their contract or policy without impacting any transfer restrictions, including the number of transfers permitted, under the contract or policy.  Please check your Variable Contract for investment options that are available to you. Transfers from sub-accounts investing in the Fund will not be subject to any redemption fees or sub-account transfer restrictions and will not be subject to the limitations on sub-account transfers under the Variable Contracts.  Nationwide Life Contract Owners with assets allocated to sub-accounts of the Fund who do not exchange into another investment option before the Liquidation Date will have the value of their liquidation proceeds reinvested in a money market fund sub-account that is available in the Variable Contract.  Liquidation proceeds that are transferred within 30 days of the Liquidation Date from such money market fund sub-account will not be subject under the Variable Contracts to any sub-account transfer restrictions or limitation on sub-account transfers.

Has the Board approved the Proposal?
Yes.  The Board unanimously approved the Proposal and recommends that you vote to approve the Proposal.

Who will pay the expenses of the Proposal?
The costs of the Proposal (excluding brokerage costs), including the costs associated with the solicitation of proxies in connection with the Meeting, will be paid by the Nationwide Fund Advisors, the adviser to the Fund, although the Fund will pay the costs of securities and other portfolio transactions conducted in liquidating the Fund’s portfolio to cash.

How many votes am I entitled to cast?
As a shareholder, you are entitled to one vote for each full share and a fractional vote for each fractional share of the Fund that you own at the close of business on the New York Stock Exchange on the record date.  The record date is December 8, 2023.

How do I vote my shares?
You can vote your shares:

(1)	by completing and signing the enclosed Proxy Card (or voting instruction form) and mailing it in the enclosed postage-paid envelope; or

(2)	over the Internet or telephone by following the voting procedures described on the Proxy Card (or voting instruction form).

If you specify a vote for or against the Proposal, your proxy will be voted as you indicate.  If you choose to abstain from voting, it will have the same effect as a vote against the Proposal. If you simply sign, date, and return the Proxy Card or voting instruction form, but do not specify a vote for the Proposal, your proxy will be voted FOR the Proposal.  If you need any assistance, or have any questions regarding the Proposal or on how to vote your shares, please call the Trust at 800-848-0920 (toll-free).

How do I sign the Proxy Card/voting instruction form?
Please sign exactly as your name appears on the Proxy Card (or voting instruction form).  When shares are held by joint tenants, at least one holder should sign.  When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate.  Corporate and partnership proxies should be signed by an authorized person indicating the person’s title.

How can I find more information on the Proposal?
If you would like more information or have any questions regarding the Proposal, please call the Trust at 800-848-0920. In addition, the Trust will furnish, without charge, a copy of the Trust’s most recent annual report and semi-annual report to shareholders of the Fund, upon request, which request may be made either by writing to the Trust at One Nationwide Plaza, Mail Code 5-02-210, Columbus, Ohio 43215 or by calling the Trust at 800-848-0920.

PROXY STATEMENT

SPECIAL MEETING OF THE SHAREHOLDERS OF
NVIT J.P. Morgan MozaicSM Multi-Asset Fund (a series of Nationwide Variable Insurance Trust) TO BE HELD ON March 20, 2024
This Proxy Statement solicits proxies to be voted at a Special Meeting of the Shareholders (the “Meeting”) of the NVIT J.P. Morgan MozaicSM Multi-Asset Fund (the “Fund”), a series of Nationwide Variable Insurance Trust, a Delaware statutory trust (the “Trust”).  The Meeting has been called by the Board of Trustees of the Trust (the “Board”) to vote on the proposal (the “Proposal”), as more fully described below.  At the Meeting, shareholders of the Fund will separately be asked to approve or disapprove a Plan of Liquidation and Dissolution (the “Plan”) with respect to the Fund.  If shareholders of the Fund vote to approve the Plan, all of the assets of the Fund will be liquidated and the Fund will be dissolved.  No sales charges or redemption fees will be imposed upon the proceeds in connection with any liquidation that is implemented in connection with the Plan.  The principal office of the Trust is One Nationwide Plaza, Mail Code 5-02-210, Columbus, Ohio 43215.  You can reach the offices of the Trust by telephone by calling 800-848-0920.  The Proxy Statement also is available on the internet at https://www.nationwide.com/personal/investing/mutual-funds/shareholder-news/.

The Meeting will be held at 10 West Nationwide Boulevard, Columbus, Ohio 43215 on March 20, 2024, at 9:00 a.m. Eastern Time. The Board, on behalf of the Fund, is soliciting this proxy.  This Proxy Statement will first be sent to shareholders on or about January 30 , 2024.

This Proxy Statement is also being furnished by Nationwide Life Insurance Company, Nationwide Life and Annuity Insurance Company, Jefferson National Life Insurance Company and Jefferson National Life Insurance Company of New York (collectively, “Nationwide Life”),  and certain other insurance companies (each, a “Participating Insurance Company” and collectively, the “Participating Insurance Companies”) to owners of variable annuity contracts and variable life insurance policies (collectively, “Variable Contracts”) having contract values allocated to a sub-account of a Nationwide Life or Participating Insurance Company separate account invested in shares of the Fund.

For purposes of this Proxy Statement, the terms “you,” “your,” and “shareholder” refer to both owners of Variable Contracts (“Contract Owners”) who invest in the Fund through their Variable Contracts as well as to Nationwide Life or other Participating Insurance Companies.

THE PROPOSAL: TO APPROVE THE LIQUIDATION AND DISSOLUTION OF THE FUND PURSUANT TO THE PLAN OF LIQUIDATION AND DISSOLUTION
Nationwide Fund Advisors, the investment adviser to the Fund (the “Adviser”), submitted a proposal to the Board, for consideration at its meeting on December 6, 2023, to liquidate and dissolve the Fund, together with a copy of the Plan.  The Plan would govern the liquidation of the Fund and the payment of its assets to the Fund’s shareholders on a pro rata basis, after satisfactory resolution of any claims pending against the Fund and the payment of, or provision for, all of the Fund’s expenses.  The Board has unanimously approved the liquidation and dissolution of the Fund in accordance with the Plan, and is now seeking shareholder approval of the Plan at the Meeting. A copy of the Plan is attached as Exhibit A to this Proxy Statement.

THE BOARD RECOMMENDS THAT
YOU VOTE TO APPROVE THE PROPOSAL

Reasons for the Liquidation
The Fund commenced operations on October 7, 2019, as an investment option underlying variable annuities issued by Nationwide Life.  The Fund seeks a high level of total return by seeking to track the performance of the J.P. Morgan Mozaic Index (“Mozaic Index”).  The Mozaic Index represents a diversified group of asset classes, including equities, fixed-income and commodities, to provide greater opportunities for growth than a single asset class.  The Mozaic Index is a rules-based notional dynamic index that tracks the total return of a basket of typically nine asset classes, selected from a possible universe of fifteen asset classes. Each month, the Mozaic Index is rebalanced to include the asset classes with the highest relative returns to capitalize on proven and persistent performance.  In the event that the value of the Mozaic Index overall declines by more than a pre-determined amount within a one-week period, the Mozaic Index attempts to reduce its exposure to each asset class by progressively decreasing each asset class’s exposure to potentially as low as 0% (i.e., “exposure flattening”).  On the fifth weekday after such exposure flattening has been triggered, the Mozaic Index restores the exposure to the asset classes by progressively increasing its exposure until it has been fully restored.  This can adversely affect the performance of the Mozaic Index because the Mozaic Index may not participate fully in the recovery of asset classes.  The Fund primarily uses exchange-traded futures contracts related to various securities and commodities indexes to track the performance of the Mozaic Index. The Fund also invests in fixed-income securities or cash equivalents (or investment companies that themselves invest in such securities) or holds cash that may be used to meet margin requirements and other obligations of the Fund’s futures positions or to better track the performance of the Mozaic Index.  In order to gain exposure to commodity markets, the Fund invests up to 25% of its total assets in NW Securities Fund, a wholly owned subsidiary of the Fund formed in the Cayman Islands.  The subsidiary invests primarily in commodity-related instruments, such as futures contracts. The subsidiary also may buy short-term fixed-income securities or hold cash to serve as margin for the subsidiary’s derivatives positions.  The Fund is subadvised by J.P. Morgan Investment Management Inc. (“JP Morgan”).
The Fund’s unique and complicated strategy appears not to have appealed to as many potential Contract Owners as the Adviser had originally anticipated, and the Fund has not attracted sufficient assets to operate efficiently.  Increased distribution of a fund’s shares, and the fund’s corresponding asset growth, often benefits the fund’s shareholders because the larger asset size helps the fund to operate more efficiently and may contribute to reduced operating expenses.  As of September 30, 2023, the Fund had approximately $35.7 million in assets.  In order to limit operating expenses, the Adviser currently waives all of the management fee to which it is entitled, and reimburses the Fund for certain additional operating expenses. Further, the high degree of volatility in the equity, fixed-income and commodities markets experienced since the Fund’s inception has caused the Fund’s longer-term performance to suffer.  In light of these factors, the Adviser sees little meaningful opportunity to grow the Fund’s assets and recommended that the Fund be liquidated.  Contract Owners with variable account assets allocated to sub-accounts that invest in the Fund will have the opportunity to transfer, at their choice, immediately and at any time before the Liquidation Date (as defined below), into other investment options available through their Variable Contracts without restriction or fee, if applicable. Please check your Variable Contract for fund options that are available to you.
Based on the Adviser’s recommendation, the Board has determined that it is in the best interests of the Fund and its shareholders to liquidate and dissolve the Fund.  On December 6, 2023, the Board, including all of the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended ( the “1940 Act” ) ) of the Fund, unanimously approved the proposal to liquidate the Fund, and unanimously adopted resolutions approving the Plan as the method of liquidating and dissolving the Fund and directed that it be submitted to the shareholders of the Fund for consideration.  Several factors, including those described below, influenced the Board’s determination that the Fund be liquidated and dissolved.
The Board considered the Fund’s poor longer-term performance, small asset size and the lack of sufficient prospects for attracting new investors as important factors in reaching its determination.  The Board also considered the Adviser’s statements as to alternatives to liquidating and terminating the Fund, such as merging the Fund into another series of the Trust.  The Board concluded that, based on an evaluation of all the factors and conclusions noted above, the liquidation and dissolution of the Fund was in the best interests of the Fund’s shareholders.

Under the Plan, the Fund’s assets will be liquidated as soon as reasonably practicable after its effective date.  After satisfactory resolution of any claims pending against the Fund and the payment of, or provision for, all of the Fund’s expenses, the Fund’s remaining assets will be distributed to Fund shareholders on a pro rata basis in liquidation (the “Liquidation Date”).  As of the date of this Proxy Statement, there are no claims pending against the Fund.  It is expected that the liquidating distribution to the Fund’s shareholders will be made in cash on the Liquidation Date.  Under the Plan, the Adviser will bear all of the expenses incurred by the Fund in connection with this proxy solicitation, although the Fund will bear the costs of securities and other portfolio transactions conducted in liquidating the Fund’s portfolio to cash.  If you choose to do nothing and the shareholders of the Fund vote to approve the Plan, then as soon as reasonably practicable after the Liquidation Date, Nationwide Life Contract Owners will have the value of their liquidation proceeds (which includes any deductions due to the costs of the liquidation) reinvested in a money market fund sub-account that is available in the Variable Contract. Liquidation proceeds that are transferred within 30 days of the Liquidation Date from such money market fund sub-account will not be subject under the Variable Contracts to any sub-account transfer restrictions or limitation on sub-account transfers.
The Trust’s Amended and Restated Agreement and Declaration of Trust (the “Declaration”) provides that the Fund may be liquidated at the discretion of the Board upon prior written notice to the Fund’s shareholders.  However, liquidating the Fund at the sole discretion of the Board presents a practical issue in this situation.  The Fund is specifically dedicated for use with variable insurance products, and its shares are held by one or more life insurance company separate accounts used in connection with Variable Contracts issued by Nationwide Life or a Participating Insurance Company that are registered under the 1940 Act as unit investment trusts.  Nationwide Life, Participating Insurance Companies, and their separate accounts have no legal authority to dispose of any liquidation proceeds they receive absent an order for substitution issued by the Securities and Exchange Commission (“SEC”).  An application for substitution can take a lengthy and uncertain amount of time before an order is issued, possibly to the detriment of Fund shareholders.  However, no order for substitution is required if the Fund’s shareholders separately approve the Plan.  Therefore, the shareholders of the Fund are being asked to approve the Plan to reduce delay and potentially hasten implementation of the Plan. If shareholders of the Fund vote against the Proposal, the Fund will temporarily remain operational and the Trust will consider other options with respect to the Fund, including requesting that Nationwide Life consider filing an application for substitution with the SEC.

Shareholder Options
Shareholders of the Fund are free to redeem their shares without a redemption fee prior to the Liquidation Date. Provided that the Variable Contracts qualify to be treated as life insurance contracts or as annuity contracts under the applicable provisions of the Internal Revenue Code of 1986, as amended, any redemption by Nationwide Life, a Participating Insurance Company and their separate accounts will not be a taxable event for Contract Owners.

Nationwide Life Contract Owners who have assets allocated to sub-accounts investing in the Fund will be given the option of transferring immediately and at any time before the Liquidation Date into another investment option available through their Variable Contracts. Please check your Variable Contract for investment options that are available to you. Transfers from sub-accounts investing in the Fund will not be subject to any sub-account transfer restrictions or redemption fees and will not be subject to the limitations on sub-account transfers under the Variable Contracts.  Alternatively, Contract Owners may choose to do nothing at this time.  If you choose to do nothing and the shareholders of the Fund vote to approve the Plan, then as soon as reasonably practicable after the Liquidation Date, Nationwide Life Contract Owners will have the value of their liquidation proceeds (which includes any deductions due to the costs of the liquidation) reinvested in a money market fund sub-account that is available in the Variable Contract.  Liquidation proceeds that are transferred within 30 days of the Liquidation Date from such money market fund sub-account will not be subject under the Variable Contracts to any sub-account transfer restrictions or limitation on sub-account transfers.

Variable Contracts issued by Participating Insurance Companies may have different provisions with respect to the availability and method of redemptions and exchanges. Therefore, owners of Variable Contracts issued by Participating Insurance Companies other than Nationwide Life should contact their insurance company directly for details concerning liquidation and exchange options.

Regardless of which option a shareholder or Contract Owner chooses, Rule 12b-1 distribution fees will continue to accrue on shares of the Fund as the Fund’s underwriter will continue to be engaged in servicing of the Fund’s shares until the Liquidation Date. Rule 12b-1 distribution fees will accrue in the manner set forth in the Fund’s prospectus until the Liquidation Date.

Summary of the Plan of Liquidation and Dissolution
This is only a summary of the Plan and is qualified in its entirety by the Plan.  You should read the actual Plan relating to the Proposal, which is attached as Exhibit A to this Proxy Statement and is incorporated herein by reference.

Effective Date of the Plan and Cessation of the Fund’s Activities as an Investment Company
The effective date of the Plan (the “Effective Date”) shall be the date on which the Plan is approved by the affirmative vote of a majority of the votes cast at the Meeting at which a quorum is present.  On the Effective Date, the Fund shall cease its regular business as a series of an investment company and shall not engage in any business activities except for the purposes of winding up the Fund’s business and affairs, preserving the value of its assets, and distributing its assets to shareholders of the Fund in accordance with the provisions of the Plan after discharging or making reasonable provision for the Fund’s liabilities; provided, however, that the Fund may continue to carry on its activities as an investment company, as described in its current prospectus and any supplements thereto, with regard to its existing shareholders and assets, until the final liquidating distribution to its shareholders is made.

Payments of Debts; Expenses of the Liquidation and Dissolution
As soon as reasonable and practicable after the Effective Date, the Trust shall determine and pay, or make reasonable provision to pay, in full all claims and obligations, including, without limitation, all contingent, conditional or unmatured claims and obligations known to the Trust which relate to the Fund, and all claims and obligations that are known to the Trust but for which the identity of the claimant is unknown.  The Adviser will bear all the expenses arising from or incurred as a result of this proxy solicitation, except that Fund shareholders who do not transfer their assets into another investment option before the Liquidation Date will pay the costs of securities and other portfolio transactions conducted in liquidating the Fund’s portfolio to cash.

Liquidating Distribution
The liquidating distribution to the Fund’s shareholders will be made in cash on the Liquidation Date, which is expected to occur as soon as practicable after the Effective Date.  On the Liquidation Date, the Trust shall distribute pro rata to the Fund’s shareholders of record as of the close of business on the Liquidation Date all of the Fund’s then existing assets in complete and full cancellation and redemption of all the outstanding shares of the Fund, except for cash, bank deposits, or cash equivalent securities in an estimated amount necessary to: (a) discharge any unpaid liabilities and obligations of the Fund on the Fund’s books on the Liquidation Date, including, but not limited to, income dividends and capital gains distributions, if any, payable through the Liquidation Date, and (b) pay such contingent liabilities as the Board shall reasonably deem to exist against the assets of the Fund on the Fund’s books.  If the Trust is unable to make distributions to all of the Fund’s shareholders because of an inability to locate shareholders to whom distributions are payable, the Board may create, in the name and on behalf of the Fund, a trust with a financial institution and, subject to applicable abandoned property laws, deposit any of the Fund’s remaining assets in such trust for the benefit of the shareholders that cannot be located.  The expenses of such trust shall be charged against the assets therein.

Continued Operation of the Fund
The Board will have the authority to authorize such variations from or amendments of the provisions of the Plan at any time without shareholder approval, as may be necessary or appropriate to effect the liquidation of the Fund, the distribution of the Fund’s net assets to its shareholders in accordance with the laws of the State of

Delaware, the 1940 Act, the Internal Revenue Code of 1986, as amended (the “Code”), and the Trust’s Declaration and By-Laws, and the winding up of the affairs of the Fund, if the Board of Trustees determines that such action would be advisable and in the best interests of the Fund and its shareholders.  In addition, the Board may abandon the Plan, without shareholder approval, if it determines that abandonment would be advisable and in the best interests of the Fund and its shareholders.

General Income Tax Consequences
For federal income tax purposes, the Contract Owners are not shareholders of the Fund.  Rather, Nationwide Life, Participating Insurance Companies, and their separate accounts are the shareholders.  Provided that the Variable Contracts qualify to be treated as life insurance contracts under Section 7702(a) of the Code or as annuity contracts under Section 72 of the Code, the liquidation will not be a taxable event for Contract Owners.  This is because the Contract Owners are not taxed currently on income or gains realized under such Variable Contracts until such time that the Contract Owners draw on their Variable Contracts.  Thus, the federal income tax considerations discussed below generally do not apply to Contract Owners.

The following discussion generally summarizes the material federal income tax consequences to the Fund and the U.S. shareholders of the Fund’s liquidation and dissolution pursuant to the Plan and is limited in scope.  It is based on provisions of the Code, Treasury regulations promulgated thereunder, judicial decisions, and administrative pronouncements, all as of the date of this Proxy Statement and all of which are subject to change, possibly with retroactive effect.  Any such changes could affect the accuracy of the statements and conclusions set forth herein.  This discussion does not address the special considerations applicable to shareholders subject to special rules, such as shareholders who are retirement plans or insurance companies.  The Fund has not sought an opinion of counsel or a ruling from the Internal Revenue Service (“IRS”) with respect to the consequences to them, or their shareholders, of their liquidation and dissolution.  The statements below, therefore, are not binding on the IRS (or on the courts), and there can be no assurance that the IRS will concur with this summary or that the federal income tax consequences to any shareholder of receiving a liquidation distribution will be as set forth below. Neither state nor local tax consequences thereof are discussed herein, and implementing the Plan may affect certain shareholders differently, depending on their particular tax situations.  Shareholders thus should consult their own tax advisers regarding the application of the federal income tax law to their particular situation and the state, local, foreign, and other tax consequences of the Fund’s liquidation.

As discussed above, pursuant to the Plan, the Fund will sell its investment securities and distribute cash to its shareholders.  The Fund has continuously qualified, and expects to continue to qualify during the liquidation period, for treatment as a regulated investment company (as defined in section 851(a) of the Code) (“RIC”). The Fund therefore expects not to be taxed on any ordinary income it earns or any net capital gains it realizes from the sale of its assets pursuant to its liquidation.  Until it liquidates, the Fund will continue to make ordinary dividend distributions on a quarterly basis.  In the unlikely event the Fund fails to continue to so qualify during the liquidation period, it would be subject to federal income tax on its taxable income and net realized gains without being able to deduct the distributions it makes to its shareholders.

The liquidation distribution(s) a shareholder receives (other than a shareholder that is an “80% distributee” as defined below) should be treated as payment in exchange for the Fund’s shares held by the shareholder.  As a result, each shareholder would recognize gain or loss in an amount equal to the difference between the shareholder’s adjusted tax basis in his or her shares and the liquidation distribution(s) he or she receives.  If any such gain or loss were recognized, it generally would be characterized as capital gain or loss, which would be long-term capital gain or loss if the shares are held as capital assets for more than one year.  The federal income tax treatment of a shareholder’s redemption of his or her entire interest in the Fund before its liquidation generally would be identical to that treatment described above.

Fund shareholders, all of whom are on the date the Plan is adopted, and continue to be at all times until receipt of liquidating distributions, the owners of 80% or more of the shares of the Fund by reason of being members of the same affiliated group of corporations within the meaning of Sections 332(b)(1) and 1504(a) of the Code (an “80% distributee”), will recognize no gain or loss upon the receipt of the liquidating distribution(s) pursuant to the Plan, except that such shareholders will be required to treat as a dividend from the Fund an amount equal to the dividends paid deduction allowable to the Fund by reason of such distribution(s) pursuant to Section 332(c) of the Code.

Prior to the complete liquidation of the Fund, the Fund may declare and pay, as part of a liquidation distribution or otherwise, a dividend to their shareholders of any undistributed income and gains (net of available capital loss carryovers) to the extent required to avoid entity level tax.  As a result, a portion of the liquidation distribution(s) a shareholder receives may be treated as a dividend, taxable as ordinary income, capital gains, or some combination of both, with the remainder of such distribution(s) treated as payment for the shareholder’s shares, as described above.

The Fund may be required to withhold 24% of any liquidation distribution or dividend otherwise payable to any shareholder who fails to provide their proper taxpayer identification number and certain required certifications (“backup withholding”).  Backup withholding is not an additional tax, and any amounts so withheld may be credited against a shareholder’s federal income tax liability or refunded.

Powers of the Board
The Board and, subject to the direction of the Board, the officers of the Trust, shall have the authority to do or to authorize any or all acts and things as provided for in the Plan and as they may consider necessary or desirable to carry out the purposes of the Plan, including the execution and filing of certificates, tax returns, forms, other papers, and state and federal regulatory filings.  The Plan will not affect a shareholder’s right to redeem Fund shares prior to the Liquidation Date.  Therefore, a shareholder of the Fund may redeem (up to the business day before the Liquidation Date), in accordance with the procedures for the relevant class of shares set forth in the Fund’s prospectus, without waiting for the Fund to take any action respecting its liquidation.  Because Variable Contracts may have different provisions with respect to the timing and method of redemptions, Contract Owners should contact Nationwide Life or their Participating Insurance Company directly for details concerning these transactions.

In the event that a large number of shareholders of the Fund redeem shares prior to the Fund’s liquidation and dissolution, the Fund’s liquidating distributions to remaining shareholders may be adversely affected as fixed costs of the Fund will be spread over a smaller asset base.

VOTING INFORMATION
Who is entitled to vote?
Only shareholders of record of the Fund at the close of business on December 8, 2023 (the “Record Date”) will be entitled to vote at the Meeting.  As of the Record Date, there were 4,132,129.263 outstanding shares entitled to vote at the Meeting.

What constitutes a quorum?
With respect to actions to be taken by the shareholders of the Fund on the matters described in this Proxy Statement, the presence in person or by proxy of 40% of the outstanding shares entitled to vote on the Proposal (generally Nationwide Life and the Participating Insurance Companies) at the Meeting shall constitute a quorum for purposes of voting upon the Proposal at the Meeting. Abstentions will be included for purposes of determining whether a quorum is present at the Meeting for a particular matter and will have the same effect as a vote “against” the Proposal.

What happens if a quorum is not present?
If, in the unlikely event that quorum is not present at the Meeting, virtually or by proxy, as described above, then a majority of the votes cast by shareholders of the Fund present virtually or by proxy at the Meeting may adjourn the Meeting with respect to the Fund. If a quorum is present but sufficient votes to approve the Proposal are not received, then the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. All such adjournments will require the affirmative vote of a majority of the shares present virtually or by proxy at the Meeting to be adjourned. The Meeting also may be adjourned by the Chairperson, the President of the Trust, in the absence of the Chairperson, or any Vice President or other authorized officer of the Trust, in the absence of the Chairperson and the President. It is anticipated that the persons named as proxies on the enclosed Proxy Card will use the authority granted to them to vote on adjournment at their discretion.

What vote is required to approve the Proposal?
The Proposal must be approved by the affirmative vote of a majority of votes cast at the Meeting at which a quorum is present.

With respect to Nationwide Life and Participating Insurance Company separate accounts, Nationwide Life and each Participating Insurance Company will vote the shares of the Fund at the Meeting in accordance with the timely instructions received from persons entitled to give voting instructions under the Variable Contracts. Nationwide Life and each Participating Insurance Company are expected to vote shares attributable to Variable Contracts as to which no voting instructions are received in the same proportion (for, against, or abstain) as those for which timely instructions are received. As a result, those Contract Owners that actually provide voting instructions may control the outcome of the vote even though their actual percentage ownership of the Fund alone would not be sufficient to approve the Proposal. Each share of the Fund is entitled to one vote, and each fraction of a share is entitled to a proportionate fractional vote. Contract Owners also will be permitted to revoke previously submitted voting instructions in accordance with instructions contained in this Proxy Statement.

What happens if shareholders of the Fund do not approve the Proposal?
If shareholders of the Fund vote against the Proposal, the Fund will temporarily remain operational and the Trust will consider other options with respect to the Fund, including requesting that Nationwide Life consider filing an application for substitution with the SEC.

How do I ensure my vote is accurately recorded?
Only shareholders of record at the close of business on the Record Date will be entitled to notice of and to vote at the Meeting. You may attend the Meeting and vote at that time or you may complete, sign, date and return the Proxy Card (or voting instruction form). If you own shares of the Fund on the Record Date, a Proxy Card (or voting instruction form) is included with this Proxy Statement. You also can provide voting instructions by telephone by calling the toll-free number on the Proxy Card (or voting instruction form) or by going to the Internet address provided on the Proxy Card (or voting instruction form) and following the instructions. Please complete the Proxy Card (or voting instruction form), or if you vote by telephone or over the Internet, please vote on the Proposal as it relates to the Fund. Your voting instructions must be received by the Trust or its proxy solicitor by the date of the Meeting in order to be counted for the Meeting. If you are eligible to vote by telephone or through the Internet, instructions are enclosed.

The persons named as proxies on the enclosed form of proxy will vote the shares of the Fund at the Meeting in accordance with the timely instructions received from shareholders. If a duly signed and dated proxy is received that does not specify a choice (for, against, or abstain), the persons named as proxies will consider the proxy’s timely receipt as an instruction to vote FOR the Proposal to which the proxy relates. If a duly signed and dated voting instruction form is received that does not specify a choice, Nationwide Life and each Participating Insurance Company, as applicable, will consider the voting instruction’s timely receipt as an instruction to vote FOR the Proposal to which the voting instruction relates.

How will the shareholder voting be handled?
Only shareholders of record of the Fund at the close of business on the Record Date will be entitled to notice of and to vote at the Meeting on the matters described in this Proxy Statement, and will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold. If sufficient votes to approve the

Proposal are not received by the date of the Meeting, the Meeting may be adjourned to permit further solicitations of proxies as described above in the section entitled “What happens if a quorum is not present?”

This Proxy Statement also is being furnished in connection with the solicitation of voting instructions by Nationwide Life and Participating Insurance Companies from Contract Owners having contract values allocated to a subaccount of a Nationwide Life or Participating Insurance Company separate account invested in shares of the Fund.

The rules of the SEC require that the Trust disclose in this Proxy Statement the effect of “broker non-votes.” Broker non-votes are proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power.  Generally, broker non-votes will be included for purposes of determining whether a quorum is present but will have the same effect as a vote against the proposal.  However, it is the Trust’s understanding that because broker-dealers, in the absence of specific authorization from their customers, will not have discretionary authority to vote any shares held beneficially by their customers on the matter expected to be presented at the Meeting, there are unlikely to be any “broker non-votes” at the Meeting.

Nationwide Life and each Participating Insurance Company, as the shareholders of record of all of the Trust’s shares, will vote shares attributable to variable contracts as to which no voting instructions are received in the same proportion (for, against, or abstain) as those for which timely instructions are received by Nationwide Life or the Participating Insurance Company, as applicable, even in instances where a broker would be prevented from exercising discretion.

May I revoke my proxy or voting instruction?
Shareholders who execute proxies may revoke them at any time before they are voted by filing a written notice of revocation with the Trust, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting at that time.

Contract Owners may revoke previously submitted voting instructions given to Nationwide Life or their Participating Insurance Company at any time by (i) submitting to Nationwide Life or the Participating Insurance Company subsequently dated voting instructions, (ii) delivering to Nationwide Life or the Participating Insurance Company a written notice of revocation, or (iii) otherwise giving notice of revocation at the Meeting, in all cases prior to the exercise of the authority granted in the Proxy Card (or voting instruction form). Variable Contract Owners should contact Nationwide Life (or such other Participating Insurance Company) for further information on how to revoke voting instructions, including any applicable deadlines. To contact Nationwide Life, please call toll-free at 1-800-848-6331.

What other matters will be voted upon at the Meeting?
The Board does not intend to bring any matters before the Meeting with respect to the Fund other than those described in this Proxy Statement. The Board is not aware of any other matters to be brought before the Meeting with respect to the Fund by others. If any other matter legally comes before the Meeting, proxies for which discretion has been granted will be voted in accordance with the views of the Board.

What other solicitations will be made?
This proxy solicitation is being made by the Board for use at the Meeting. The cost of this proxy solicitation will be paid as set forth below. In addition to solicitation by mail, solicitations also may be made by advertisement, telephone, facsimile transmission or other electronic media, or personal contacts. The Trust will request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares of record. The Trust may reimburse broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation. In addition to solicitations by mail, officers and employees of NFA and their affiliates, without extra pay, may conduct additional solicitations by telephone, telecopy and personal interviews. The Trust has engaged Broadridge Financial Solutions, Inc. (“Broadridge”) to solicit proxies and voting instructions from brokers, banks, other institutional holders or Contract Owners, as applicable, at an anticipated estimated cost of $ 4,163 , including out-of-pocket expenses, which will be borne by the Adviser as described below. Fees and expenses may be greater, depending on the effort necessary to obtain shareholder votes or voting instructions. The Trust also has agreed to indemnify Broadridge against certain liabilities and expenses, including liabilities under the federal securities laws. The Trust expects that the solicitations will be primarily by mail, but also may include telephone, telecopy or oral solicitations.

As the Meeting date approaches, certain shareholders of the Fund may receive a telephone call from a representative of Broadridge if their votes have not yet been received. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. These procedures are designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined. Contract Owners also may receive a telephone call from a representative of Broadridge if their voting instructions have not yet been received.

In all cases in which a telephonic proxy is solicited, the Broadridge representative is required to ask for each shareholder’s full name and address, or zip code, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Broadridge representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to Broadridge then the Broadridge representative has the responsibility to explain the process, read the Proposal listed on the Proxy Card and ask for the shareholder’s instructions on the Proposal. Although the Broadridge representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. Broadridge will record the shareholder’s instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call Broadridge immediately if his or her instructions are not correctly reflected in the confirmation. The representative will follow the same procedure when soliciting voting instructions telephonically from Contract Owners.

Who will pay the expenses of the Proposal?
The costs of the Proposal (excluding brokerage costs), including the costs associated with the solicitation of proxies in connection with the Meeting, will be paid by the Adviser, although the Fund will pay the costs of securities and other portfolio transactions conducted in liquidating the Fund’s portfolio to cash.

How do I submit a shareholder proposal?
The Trust is not required to, and does not intend to, hold regular annual shareholder meetings. A shareholder wishing to submit a proposal for consideration for inclusion in a proxy statement for the next shareholder meeting should send his or her written proposal to the offices of the Trust, directed to the attention of its Secretary, at the address of its principal executive office printed on the first page of this Proxy Statement, so that it is received within a reasonable time before any such meeting. The inclusion and/or presentation of any such proposal is subject to the applicable requirements of the proxy rules under the Securities Exchange Act of 1934, as amended. Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the Trust’s proxy statement or presented at the meeting.

PRINCIPAL HOLDERS OF SHARES AS OF RECORD DATE
On the Record Date, the officers and Trustees of the Trust, as a group, owned less than 1% of the outstanding voting shares of the Fund, or any class thereof.

To the best knowledge of the Trust, as of the Record Date, no person, except as set forth below, owned of record 5% or more of the outstanding shares of any class of the Fund.  Except as noted, the Trust has no knowledge of beneficial ownership.

Class	Number of Outstanding Shares of Fund	Total Ownership of Shares	Percent of Ownership	Shareholder Name/Address
Class II	3,879,520.526	3,878,429.565	99.97%	NATIONWIDE LIFE INSURANCE COMPANY NWVAII C/O IPO PORTFOLIO ACCOUNTING P.O. BOX 182029 COLUMBUS, OH 43218-2029
Class Y	252,608.737	212,611.198	84.17%	JEFFERSON NATIONAL LIFE INS CO C/O IPO PORTFOLIO ACCOUNTING P.O. BOX 182029 COLUMBUS, OH 43218-2029
Class Y	252,608.737	29,189.961	11.56%	NATIONWIDE LIFE & ANNUITY INSURANCE NWVL-G C/O IPO PORTFOLIO ACCOUNTING P.O. BOX 182029 COLUMBUS, OH 43218-2029

MORE INFORMATION ABOUT THE TRUST
The Trust
Nationwide Variable Insurance Trust (the “Trust”) is an open-end management investment company formed under the laws of the State of Delaware by an Amended and Restated Declaration of Trust dated October 28, 2004, as most recently amended and restated on June 17, 2009 (the “Declaration”).  The Trust’s Declaration authorizes the Board to divide Trust shares into various series, or funds, each of which relates to a separate portfolio of investments, and to classify and reclassify any unissued shares into one or more classes of shares of each such fund. The Declaration permits the Board to issue an unlimited number of series and classes of shares.  Upon liquidation of a series of the Trust, shareholders are entitled to share pro rata in the net assets of such Fund available for distribution to shareholders. There are currently 69 funds that comprise the Trust with various share classes.

The Adviser
Nationwide Fund Advisors (“NFA”), One Nationwide Plaza, Mail Code 5-02-210, Columbus, Ohio 43215, manages the investment of the Fund’s assets and supervises the daily business affairs of each fund of the Trust.  NFA was organized in 1999 as an investment adviser for mutual funds.  NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“Nationwide Financial”).

Administration, Transfer Agency and Fund Accounting Services
Under the terms of a Joint Fund Administration and Transfer Agency Agreement dated May 1, 2010, Nationwide Fund Management LLC (“NFM”), an indirect wholly owned subsidiary of Nationwide Financial, provides various administrative and accounting services, including daily valuation of the Fund’s shares, preparation of financial statements, tax returns, and regulatory reports, and presentation of quarterly reports to the Board of Trustees.  NFM also serves as transfer agent and dividend disbursing agent for the Fund.  NFM’s address is One Nationwide Plaza, Mail Code 5-02-210, Columbus, Ohio 43215.

Distributor
Nationwide Fund Distributors LLC (“NFD”), an affiliate of NFA, serves as the Trust’s principal underwriter pursuant to an underwriting agreement between NFD and the Trust dated May 1, 2007.  In its capacity as underwriter, NFD receives purchase orders and redemption requests relating to shares of the Fund.  In its capacity as distributor, NFD solicits orders for the sale of shares, advertises and pays the costs of distribution, advertising, office space and the personnel involved in such activities.  NFD’s address is One Nationwide Plaza, Mail Code 5-02-210, Columbus, Ohio 43215.

Custodian
JPMorgan Chase Bank, 270 Park Avenue, New York, New York 10008, is the Custodian for the Fund and makes all receipts and disbursements under a Custody Agreement.  The Custodian performs no managerial or policy making functions for the Fund.

EXHIBITS TO
PROXY STATEMENT
Exhibit
A.	Plan of Liquidation and Dissolution

EXHIBIT A
PLAN OF LIQUIDATION AND DISSOLUTION

This Plan of Liquidation and Dissolution (the “Plan”) is intended to accomplish the complete liquidation and dissolution of the NVIT J.P. Morgan MozaicSM Multi-Asset Fund (the “Fund”), a series of Nationwide Variable Insurance Trust, a Delaware statutory trust (the “Trust”), registered with the Securities and Exchange Commission (“SEC”) as an open-end management company under the Investment Company Act of 1940, as amended (“1940 Act”), in conformity with the laws of the State of Delaware, the 1940 Act, the Internal Revenue Code of 1986, as amended (“Code”), and the Trust’s Second Amended and Restated Agreement and Declaration of Trust, amended and restated as of June 17, 2009, and its Third Amended and Restated Bylaws, amended and restated as of August 28, 2020, (“Organizational Documents”). All references in this Plan to action taken by the Fund shall be deemed to refer to action taken by the Trust on behalf of the Fund.

WHEREAS, in light of the future prospects for the management, distribution and growth of the Fund, Nationwide Fund Advisors (“NFA”), the Fund’s adviser, has recommended that the Fund be liquidated and dissolved; and

WHEREAS, the Board of Trustees of the Trust (the “Board of Trustees”) has considered the impact on the Fund’s shareholders of the liquidation and dissolution of the Fund;

WHEREAS, the Board of Trustees has determined that the prompt liquidation and dissolution of the Fund is advisable and in the best interests of the shareholders of the Fund, and has considered and wishes to approve this Plan as the method of accomplishing such actions; and

WHEREAS, based on information provided by management, the Board of Trustees has directed that the proposal to liquidate and dissolve the Fund be submitted to the shareholders of the Fund at a meeting of shareholders and has authorized distribution of a proxy statement in connection with solicitation of proxies for such purpose;

NOW THEREFORE, the liquidation and dissolution shall be carried out in the manner set forth herein:

1.  Notice of Liquidation. Written notice (“Notice”) to the Fund’s shareholders and other appropriate parties will be provided as soon as reasonably practicable following the Board of Trustees’ December 6, 2023 approval of the liquidation of the Fund notifying shareholders that the liquidation has been approved by the Board of Trustees, and that the Fund will be liquidating its assets and dissolving on or around April 12, 2024, or at such later date determined by NFA, but no later than December 31, 2024 (the “Liquidation Date”), if the shareholders of the Fund approve the Plan.

2.  Effective Date of Plan. This Plan shall be and become effective only upon the adoption and approval of the Plan at a meeting of shareholders of the Fund called for the purpose of voting upon the Plan (the “Effective Date”). This Plan is intended to be a “plan of liquidation” for purposes of Section 331/332 of the Code.

3.  Liquidation. Consistent with the provisions of this Plan, the Fund shall be liquidated as promptly as practicable in accordance with its Organizational Documents, and all applicable laws and regulations, including but not limited to Section 331/332 of the Code (“Liquidation”).

4.  Cessation of Business. On the Effective Date, the Fund shall cease regular business as a series of an investment company and shall not engage in any business activities except for the purposes of winding up the Fund’s business and affairs, preserving the value of its assets, and distributing its assets to shareholders in the Fund in accordance with the provisions of this Plan after discharging or making reasonable provision for the Fund’s liabilities; provided, however, that the Fund may continue to carry on its activities as an investment company, as described in its current prospectus and any supplements thereto, with regard to its existing shareholders and assets, until the final liquidating distribution to its shareholders is made. The Board of Trustees and the appropriate officers of the Fund may elect not to pursue the collection of any speculative or contingent assets as they deem necessary or appropriate.

5.  Payment of Debts. As soon as reasonable and practicable after the Effective Date, the Trust shall determine and pay, or make reasonable provision to pay, in full all claims and obligations, including, without limitation, all contingent, conditional or unmatured claims and obligations known to the Trust, and all claims and obligations that are known to the Trust but for which the identity of the claimant is unknown.

6.  Liquidation of Assets. As soon as reasonable and practicable after the Effective Date, but in no event later than the Liquidation Date, all of the Fund’s assets shall be converted into cash or cash equivalents or otherwise liquidated.

7.  Liquidating Distribution. On the Liquidation Date, the Trust shall distribute pro rata to the Fund’s shareholders of record as of the close of business on the Liquidation Date all of the Fund’s then existing assets in complete and full cancelation and redemption of all the outstanding shares of the Fund, except for cash, bank deposits, or cash equivalent securities in an estimated amount necessary to: (a) discharge any unpaid liabilities and obligations of the Fund on the Fund’s books on the Liquidation Date, including, but not limited to, income dividends and capital gains distributions, if any, payable through the Liquidation Date, and (b) pay such contingent liabilities as the Board of Trustees shall reasonably deem to exist against the assets of the Fund on the Fund’s books. If the Trust is unable to make distributions to all of the Fund’s shareholders because of an inability to locate shareholders to whom distributions are payable, the Board of Trustees may create, in the name and on behalf of the Fund, a trust with a financial institution and, subject to applicable abandoned property laws, deposit any of the Fund’s remaining assets in such trust for the benefit of the shareholders that cannot be located. The expenses of such trust shall be charged against the assets therein.

8.  Satisfaction of Federal Income and Excise Tax Distribution Requirements. If necessary, the Fund shall, by the Liquidation Date, have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders (A) all of the Fund’s investment company taxable income (determined without regard to any deductions for dividends paid) for the taxable year ended prior to the Liquidation Date and substantially all of such investment company taxable income for the short taxable year beginning on the first day of its current taxable year and ending on the Liquidation Date and (B) all of the Fund’s net capital gain recognized in its taxable year ended prior to the Liquidation Date and substantially all of any such net capital gain recognized in such short taxable year (in each case after reduction for any capital loss carryover). Alternatively, or in conjunction therewith, the Fund may, if eligible to do so pursuant to Section 562(b) of the Code, treat the amounts to be distributed pursuant to this Section 8 as being paid out as dividends as part of the liquidating distributions made to the Fund’s shareholders pursuant to Section 7.

9.  Expenses in Connection with this Plan. NFA will bear all the expenses (except brokerage expenses) arising from or incurred as a result of the Liquidation, including the costs of any proxy solicitation, except that the Fund’s shareholders will pay their own expenses, if any, incurred in connection with the Liquidation.

10.  Powers of the Board of Trustees. The Board of Trustees and, subject to the direction of the Board of Trustees, the officers of the Funds, shall have the authority to do or to authorize any or all acts and things as provided for in the Plan as they may consider necessary or desirable to carry out the purposes of the Plan, including the execution and filing of certificates, tax returns, forms and other papers. The death, resignation or disability of any Trustee or any officer of the Trust shall not impair the authority of the surviving or remaining Trustees or officers to exercise any of the powers provided for in the Plan.

11.  Filings. The Board of Trustees hereby authorizes the appropriate parties to make any necessary or appropriate filings relating to the Liquidation and/or dissolution of the Fund with the State of Delaware, the Internal Revenue Service (“IRS”), the SEC, or with any other authority. Without limiting the generality of the foregoing, the officers of the Fund are authorized and directed to file or cause to be filed Form 966 with the IRS within 30 days of the Effective Date of this Plan. In addition, in accordance with the laws of the State of Delaware, any one (1) Trustee shall execute, and cause to be filed, a certificate of cancellation, with the office of the Secretary of State of the State of Delaware in accordance with the provisions of Section 3810 of the Delaware Statutory Trust Act.

12.  Amendment of Plan. The Board of Trustees shall have the authority to authorize variations from or amendments to the provisions of this Plan as may be necessary or appropriate to effect the Liquidation of the Fund, the distribution of the Fund’s net assets to their shareholders in accordance with the laws of the State of Delaware, the 1940 Act, the Code, and the Fund’s Organizational Documents, and the winding up of the affairs of the Fund, if the Board of Trustees determines that such action would be advisable and in the best interests of the Fund and its shareholders. The Board of Trustees may abandon this Plan at any time if it determines that abandonment would be advisable and in the best interests of the Fund and its shareholders.

Notice is given that the obligations of the Fund under this Plan are not binding on any of the Trustees, shareholders, officers, agents or employees of the Fund or Trust personally or on any other series of the Trust, but bind only the trust property of the Fund.

Adopted by the Board of Trustees on December 6, 2023.

Appendix A
Proxy Card

NATIONWIDE
ONE NATIONWIDE PLAZA
COLUMBUS, OHIO 43215

SCAN TO
VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V26847-S76999

KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees recommends you vote FOR the following Proposal:

If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "FOR" the Proposal. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the policyholder on any other matter that may properly come before the Meeting or any adjournment or postponement thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

V26848-S76999

NVIT J.P. MORGAN MOZAIC℠ MULTI-ASSET FUND

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF NATIONWIDE VARIABLE INSURANCE TRUST

The undersigned shareholder of Nationwide Variable Insurance Trust (the "Trust") hereby appoints Stephen R. Rimes, Katherine D. Gibson, and Amy E. Haid, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned, to vote all shares of the Fund as indicated on the reverse side which the undersigned is entitled to vote, at the Special Meeting of Shareholders (the "Meeting") of the Trust, to be held on March 20, 2024 at 9:00 A.M. Eastern Time or any continuation following an adjournment thereof, and on any other matters that may arise in the Meeting, or any continuation following an adjournment thereof, in accordance with their best judgement.

THIS PROXY IS SOLICITED BY THE TRUST'S BOARD OF TRUSTEES AND WILL BE VOTED FOR THE PROPOSAL UNLESS OTHERWISE INDICATED. BY SIGNING THIS PROXY CARD, RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT IS ACKNOWLEDGED.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE PROVIDED OR VOTE ELECTRONICALLY OR BY TELEPHONE.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL.